UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/2012

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Emerging Markets Fund

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
Emerging Markets Fund

SEMIANNUAL REPORT November 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
32	Proxy Results
33	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Fund, covering the six-month period from June 1, 2012, through November 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, global stock markets rebounded from relatively depressed levels, enabling international stocks to post double-digit gains, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012 as uncertainties surrounding U.S. fiscal policy ease, further healing of the European financial crisis occurs, and the emerging markets achieve a modestly stronger pace of growth.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
December 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2012, through November 30, 2012, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended November 30, 2012, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of 9.35%, Class C shares returned 8.99% and Class I shares returned 9.63%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a 12.63% total return for the same period.2

Emerging markets equities generally rallied over the reporting period as global economic conditions began to improve.The fund lagged its benchmark, primarily due to shortfalls in the industrials, information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking this objective, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Central Bank Actions Lifted Emerging Stock Markets

The reporting period began in the immediate wake of pronounced weakness in overseas stock markets due to renewed concerns regarding the European financial crisis, slower growth in China, and sluggish employment gains in the United States. However, investor sentiment soon improved when several central banks announced measures to stimulate their respective economies. In the United States, the Federal Reserve Board

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

extended OperationTwist in June and embarked on a third round of quantitative easing in September. In a July speech, the head of the European Central Bank signaled the central bank’s commitment to supporting the euro, which was followed by plans to buy distressed debt from the European Union’s more troubled members.

In China, industrial production improved, supporting exporters and commodities producers, and investors responded positively to expectations that new government leadership would adopt more stimulative fiscal policies. Eastern European nations rallied from depressed levels as prospects for the European Union improved, and India rebounded when the government loosened restrictions on foreign ownership and investment.

However, some developing economies did not experience rebounds. Most notably, Brazil’s growth was undermined by generally flat commodity prices and government intervention in the nation’s energy, utilities and industrials sectors, and South Africa was hurt by labor unrest in its mining industry.

Fund Strategies Produced Mixed Results

The fund’s relative performance over the reporting period was undercut by the market’s preference for quality growth stocks versus value. This was mainly due to heightened uncertainty regarding events in Europe and China’s economic slowdown. In addition, security selection in the industrials sector detracted from performance, as engineering and construction company Murray & Roberts Holdings encountered headwinds related to political upheavals in the Middle East, where the company is involved in several high profile construction projects. The fund’s results in the information technology sector were dampened by sluggish sales among producers of flat panel displays and components used in personal computers. The consumer discretionary sector was hurt by Chinese automotive companies, which fell out of favor during a territorial dispute between China and Japan.

From a geographical perspective, government intervention in Brazil produced losses for energy company Petroleo Brasileiro, which was prevented from passing along higher costs to its customers. Brazilian utilities also were adversely affected by government intervention into their businesses. In China, Global Bio-Chem Technology Group was hurt by rising input costs stemming from the effects of severe droughts on corn imports. Finally, South African platinum producers were hampered by production delays due to violent confrontations between police and protesting workers.

The fund achieved better relative results in Korea, where beverages producer Hite Jinro gained value after the mergers that created the combined company. Korean telecommunications service providers added value when investors responded favorably to strongly positive cash flows. In Turkey, our stock selections in the financials and telecommunications services sectors fared well. In addition, Russian telecommunications providerVimpelCom,ADR advanced after the resolution of a shareholder dispute. Finally, underweighted exposure to Malaysia helped cushion relative weakness in the traditionally defensive market.

Finding Attractive Opportunities

We expect global economic conditions to stabilize, albeit at a lower overall growth rate. However, the emerging markets’ gyrations have created attractive values in some areas, and we expect fundamentally sound companies to rally as global economic uncertainty gradually subsides in 2013.

As of the reporting period’s end, we have found a number of opportunities in China, India and Korea, but fewer in the traditionally defensive markets of Malaysia and Mexico. From an industry group perspective, the fund ended the reporting period with overweighted positions in the energy and information technology sectors, and underweighted exposure in the materials and consumer staples sectors.

December 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through
March 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in
Europe, Latin America and the Pacific Basin. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from June 1, 2012 to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.39	$13.83	$7.99
Ending value (after expenses)	$1,093.50	$1,089.90	$1,096.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.05	$13.31	$7.69
Ending value (after expenses)	$1,016.09	$1,011.83	$1,017.45

† Expenses are equal to the fund’s annualized expense ratio of 1.79% for Class A, 2.64% for Class C and 1.52%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2012 (Unaudited)

Common Stocks—98.2%	Shares	Value ($)
Brazil—15.3%
Banco Santander Brasil, ADS	2,582,470	17,276,724
Brasil Insurance Participacoes e Administracao	1,025,000	8,490,500
Diagnosticos da America	688,800	4,003,602
EDP—Energias do Brasil	1,001,400	5,679,974
Fibria Celulose	22,400[a]	220,247
Fibria Celulose, ADR	331,850[a]	3,355,003
Gerdau, ADR	435,770	3,699,687
Itau Unibanco Holding, ADR	1,067,636	16,174,685
JBS	1,907,400[a]	4,829,200
Magnesita Refratarios	1,280,300	4,757,386
Oi, ADR	345,881	1,310,889
Oi, ADR, Cl. C	143,081	636,710
Petroleo Brasileiro, ADR	1,652,690	29,698,839
Petroleo Brasileiro, ADR, Cl. A	541,470	9,502,798
Porto Seguro	630,720	6,650,188
Sul America	832,546	6,039,153
Telefonica Brasil, ADR	334,090	7,329,935
Vale, ADR	749,550	13,064,657
		142,720,177
China—14.8%
Anhui Conch Cement, Cl. H	1,226,500	4,082,953
Asia Cement China Holdings	2,839,500	1,223,701
Beijing Capital International Airport, Cl. H	6,828,000	4,889,603
BYD Electronic International	18,303,000	4,321,758
China Coal Energy, Cl. H	10,207,000	10,298,926
China Communications Services, Cl. H	7,518,000	4,229,372
China Construction Bank, Cl. H	18,626,809	14,276,179
China Life Insurance, Cl. H	4,479,000	13,205,485
China Railway Group, Cl. H	9,498,000	5,527,081
Dongfeng Motor Group, Cl. H	1,326,000	1,864,907
Guangzhou Automobile Group, Cl. H	14,205,603	11,565,812
Huaneng Power International, ADR	130,200	4,438,518
Huaneng Power International, Cl. H	2,919,600	2,475,003
Industrial & Commercial Bank of China, Cl. H	24,957,590	16,841,913
Lianhua Supermarket Holdings, Cl. H	8,474,000	6,615,016

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
China (continued)
Minth Group	2,912,000	3,148,636
PetroChina, ADR	14,990	1,995,918
PetroChina, Cl. H	7,786,000	10,427,948
PICC Property & Casualty, Cl. H	280,000	360,197
Sinotrans, Cl. H	30,352,500	4,660,457
TPV Technology	6,619,630	1,691,165
Weiqiao Textile, Cl. H	9,512,100	3,436,541
Zhejiang Expressway, Cl. H	9,064,000	6,911,853
		138,488,942
Czech Republic—.3%
Komercni Banka	12,480	2,488,844
Egypt—.4%
Commercial International Bank	636,080	3,346,420
Hong Kong—6.3%
China Mobile	1,085,500	12,409,396
China Mobile, ADR	85,960	4,892,843
China Power International Development	15,038,872	3,977,922
COSCO Pacific	5,902,819	8,332,280
Global Bio-Chem Technology Group	29,090,980	3,378,220
iShares FTSE A50 China Index ETF	7,530,800	9,269,933
NWS Holdings	4,446,399	7,251,746
Shanghai Industrial Holdings	2,923,000	9,560,792
		59,073,132
Hungary—.4%
Richter Gedeon	21,800	3,579,096
India—10.5%
Bharat Heavy Electricals	1,286,820	5,490,581
Hindustan Petroleum	924,963	4,879,308
ICICI Bank, ADR	114,144	4,678,763
India Cements	4,363,108	6,870,822
Jubilant Life Sciences	1,279,494	4,926,740
NMDC	1,020,961	3,054,718
Oriental Bank of Commerce	1,244,815	7,716,732
Punjab National Bank	366,810	5,280,420
Reliance Industries	1,736,580	25,339,159
Rolta India	3,193,707	3,657,835

Common Stocks (continued)	Shares	Value ($)
India (continued)
State Bank of India	301,870	11,963,682
Steel Authority of India	3,368,310	5,002,728
Sterlite Industries India	4,653,770	9,287,007
Sterlite Industries India, ADR	1,010	7,969
		98,156,464
Indonesia—1.5%
Aneka Tambang Persero	10,948,500	1,415,139
Bank Negara Indonesia Persero	15,460,000	5,962,579
Indosat	5,750,000	3,326,471
Medco Energi Internasional	24,203,000	3,708,595
		14,412,784
Malaysia—.7%
Genting	2,332,700	6,906,588
Mexico—1.7%
America Movil, ADR, Ser. L	360,120	8,495,231
Consorcio ARA	7,354,100	2,189,152
Desarrolladora Homex, ADR	423,128[a]	5,576,827
		16,261,210
Poland—1.2%
Asseco Poland	290,734	4,006,593
Bank Pekao	88,973	4,452,250
Polskie Gornictwo Naftowe I Gazownictwo	2,078,920[a]	2,902,552
		11,361,395
Russia—5.5%
Gazprom, ADR	2,715,060	24,136,883
Lukoil, ADR	178,905	11,262,070
Pharmstandard, GDR	533,664[a]	7,631,395
Sberbank of Russia, ADR	89,250	1,055,828
VimpelCom, ADR	707,390[a]	7,484,186
		51,570,362
South Africa—5.8%
ABSA Group	238,887	3,809,660
Adcock Ingram Holdings	921,500	5,545,335
Anglo American Platinum	219,760	9,671,230
JD Group	1,343,343	7,142,516
Murray & Roberts Holdings	3,634,712[a]	8,769,524

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
South Africa (continued)
Standard Bank Group	1,263,709	14,946,347
Telkom	2,290,582[a]	3,980,641
		53,865,253
South Korea—20.4%
Hite Jinro	320,495	8,938,402
Hyundai Development	391,840	7,490,500
KB Financial Group	585,720	19,283,297
KB Financial Group, ADR	20,398	670,482
Kia Motors	137,771	7,875,537
Korea Electric Power	741,755[a]	18,289,568
Korea Electric Power, ADR	60,280	739,636
Korea Exchange Bank	574,890[a]	3,870,294
KT	25,720	895,456
KT, ADR	284,650	4,898,827
LG Electronics	187,234	13,192,921
Mando	71,976	8,142,457
Mirae Asset Securities	297,480	8,324,001
NongShim	21,684	5,096,346
POSCO	33,021	9,864,980
POSCO, ADR	30,370	2,259,224
Samsung Electronics	19,927	25,873,724
Samsung Fire & Marine Insurance	46,441	9,392,417
Shinhan Financial Group	276,770	8,856,333
Shinsegae	56,709	10,552,582
SK Telecom	71,428	9,927,427
SK Telecom, ADR	250,940	3,831,854
Tong Yang Life Insurance	246,555	2,379,369
		190,645,634
Taiwan—10.3%
AU Optronics, ADR	1,010,540[a]	4,163,425
Chinatrust Financial Holding	13,949,729	8,090,209
Hon Hai Precision Industry	7,027,018	22,541,408
Nan Ya Printed Circuit Board	5,312,220	6,307,964
Novatek Microelectronics	707,000	2,847,078
Powertech Technology	3,494,000	5,177,143
Siliconware Precision Industries	4,623,000	5,004,246

Common Stocks (continued)	Shares		Value ($)
Taiwan (continued)
Siliconware Precision Industries, ADR	495,310		2,674,674
Simplo Technology	697,000		3,526,502
SinoPac Financial Holdings	20,704,790		8,694,102
Taiwan Semiconductor Manufacturing	1,565,638		5,318,664
Tatung	6,957,380	[a]	1,714,561
Transcend Information	2,137,940		5,776,426
United Microelectronics	25,612,445		9,917,395
Young Fast Optoelectronics	2,146,504		4,395,849
			96,149,646
Thailand—.6%
Bangkok Bank	882,960		5,552,665
Turkey—1.0%
Asya Katilim Bankasi	3,254,940	[a]	3,570,351
Turkcell Iletisim Hizmetleri	45,714	[a]	275,023
Turkcell Iletisim Hizmetleri, ADR	93,950	[a]	1,423,342
Turkiye Garanti Bankasi	425,110		2,017,479
Turkiye Halk Bankasi	197,020		1,907,517
			9,193,712
United Arab Emirates—.6%
Emaar Properties	5,707,810		5,843,007
United Kingdom—.9%
African Barrick Gold	998,396		6,606,280
JKX Oil & Gas	1,254,871	[a]	1,578,239
			8,184,519
Total Common Stocks
(cost $1,031,903,669)			917,799,850

Preferred Stocks—.7%
Brazil—.3%
Gerdau	44,200		366,541
Itau Unibanco Holding	136,200		2,048,609
			2,415,150
South Korea—.4%
Samsung Electronics	5,218		3,970,664
Total Preferred Stocks
(cost $6,984,247)			6,385,814

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,290,000)	1,290,000 [b]	1,290,000

Total Investments (cost $1,040,177,916)	99.0%	925,475,664
Cash and Receivables (Net)	1.0%	8,912,815
Net Assets	100.0%	934,388,479

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.3	Insurance	5.0
Energy	14.6	Utilities	3.8
Information Technology	14.5	Consumer Staples	3.1
Materials	8.9	Health Care	2.7
Telecommunication Services	8.1	Exchange-Traded Funds	1.0
Consumer Discretionary	7.5	Money Market Investment	0.1
Industrial	7.4		99.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2012 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		1,038,887,916	924,185,664
Affiliated issuers		1,290,000	1,290,000
Cash			3,223,783
Cash denominated in foreign currencies		9,394,972	9,414,310
Receivable for investment securities sold			11,065,752
Dividends receivable			1,311,187
Receivable for shares of Common Stock subscribed			548,225
Prepaid expenses			179,338
			951,218,259
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			1,332,047
Payable for investment securities purchased			12,890,873
Payable for shares of Common Stock redeemed			2,201,938
Interest payable—Note 2			636
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			468
Accrued expenses			403,818
			16,829,780
Net Assets ($)			934,388,479
Composition of Net Assets ($):
Paid-in capital			1,140,422,441
Accumulated undistributed investment income—net			7,798,375
Accumulated net realized gain (loss) on investments			(99,176,853)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(114,655,484)[a]
Net Assets ($)			934,388,479

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	283,015,377	23,520,034	627,853,068
Shares Outstanding	29,132,045	2,486,771	64,146,358
Net Asset Value Per Share ($)	9.71	9.46	9.79

a Net of $158,678 deferred foreign capital gains tax.
See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,514,878 foreign taxes withheld at source):
Unaffiliated issuers	12,043,883
Affiliated issuers	6,081
Total Income	12,049,964
Expenses:
Management fee—Note 3(a)	6,123,448
Shareholder servicing costs—Note 3(c)	1,172,358
Custodian fees—Note 3(c)	504,042
Prospectus and shareholders’ reports	102,434
Distribution fees—Note 3(b)	94,742
Professional fees	66,664
Registration fees	51,208
Directors’ fees and expenses—Note 3(d)	37,686
Loan commitment fees—Note 2	6,288
Interest expense—Note 2	1,776
Miscellaneous	69,328
Total Expenses	8,229,974
Less—reduction in expenses due to undertaking—Note 3(a)	(210,821)
Less—reduction in fees due to earnings credits—Note 3(c)	(581)
Net Expenses	8,018,572
Investment Income—Net	4,031,392
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(45,693,365)
Net realized gain (loss) on forward foreign currency exchange contracts	(159,470)
Net Realized Gain (Loss)	(45,852,835)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	130,562,477
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(933)
Net Unrealized Appreciation (Depreciation)	130,561,544
Net Realized and Unrealized Gain (Loss) on Investments	84,708,709
Net Increase in Net Assets Resulting from Operations	88,740,101

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2012	Year Ended
	(Unaudited)	May 31, 2012[a]
Operations ($):
Investment income—net	4,031,392	11,888,887
Net realized gain (loss) on investments	(45,852,835)	4,077,373
Net unrealized appreciation
(depreciation) on investments	130,561,544	(349,410,313)
Net Increase (Decrease) in Net Assets
Resulting from Operations	88,740,101	(333,444,053)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(4,545,733)
Class C Shares	—	(66,276)
Class I Shares	—	(8,893,571)
Net realized gain on investments:
Class A Shares	—	(41,223,638)
Class B Shares	—	(23,790)
Class C Shares	—	(2,955,086)
Class I Shares	—	(63,404,467)
Total Dividends	—	(121,112,561)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	14,232,312	77,440,111
Class B Shares	—	76,468
Class C Shares	1,270,626	6,941,175
Class I Shares	107,907,023	307,670,516
Dividends reinvested:
Class A Shares	—	43,660,308
Class B Shares	—	23,326
Class C Shares	—	2,419,842
Class I Shares	—	61,781,381
Cost of shares redeemed:
Class A Shares	(92,048,748)	(198,612,138)
Class B Shares	—	(441,547)
Class C Shares	(5,219,288)	(9,987,215)
Class I Shares	(171,478,651)	(229,354,473)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(145,336,726)	61,617,754
Total Increase (Decrease) in Net Assets	(56,596,625)	(392,938,860)
Net Assets ($):
Beginning of Period	990,985,104	1,383,923,964
End of Period	934,388,479	990,985,104
Undistributed investment income—net	7,798,375	3,766,983

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	November 30, 2012	Year Ended
	(Unaudited)	May 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	1,516,172	7,003,406
Shares issued for dividends reinvested	—	4,883,709
Shares redeemed	(9,721,748)	(18,477,457)
Net Increase (Decrease) in Shares Outstanding	(8,205,576)	(6,590,342)
Class Bb
Shares sold	—	6,864
Shares issued for dividends reinvested	—	2,722
Shares redeemed	—	(41,758)
Net Increase (Decrease) in Shares Outstanding	—	(32,172)
Class C
Shares sold	137,554	666,070
Shares issued for dividends reinvested	—	275,923
Shares redeemed	(563,707)	(974,651)
Net Increase (Decrease) in Shares Outstanding	(426,153)	(32,658)
Class I
Shares sold	11,308,646	29,374,059
Shares issued for dividends reinvested	—	6,872,235
Shares redeemed	(18,133,062)	(21,654,632)
Net Increase (Decrease) in Shares Outstanding	(6,824,416)	14,591,662

a Effective as of close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended May 31, 2012, 13,684 Class B shares representing $147,110, were automatically converted to 13,073 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2012				Year Ended May 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	8.88		13.36	10.89	9.16	19.45	23.41
Investment Operations:
Investment income—net[a]	.03		.10	.08	.09	.13	.17
Net realized and unrealized
gain (loss) on investments	.80		(3.39)	2.44	1.76	(6.63)	2.77
Total from Investment Operations	.83		(3.29)	2.52	1.85	(6.50)	2.94
Distributions:
Dividends from
investment income—net	—		(.12)	(.05)	(.12)	(.34)	(.23)
Dividends from net realized
gain on investments	—		(1.07)	—	—	(3.45)	(6.67)
Total Distributions	—		(1.19)	(.05)	(.12)	(3.79)	(6.90)
Net asset value, end of period	9.71		8.88	13.36	10.89	9.16	19.45
Total Return (%)[b]	9.35	[c]	(24.70)	24.54	20.14	(26.58)	12.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.84	[d]	1.78	1.78	1.77	2.01	1.78
Ratio of net expenses
to average net assets	1.79	[d]	1.78	1.78	1.76	2.00	1.77
Ratio of net investment income
to average net assets	.70	[d]	.92	.63	.79	1.28	.79
Portfolio Turnover Rate	17.84	[c]	45.73	68.19	70.17	58.57	52.37
Net Assets, end of period
($ x 1,000)	283,015		331,575	586,912	508,118	492,958	907,634

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2012				Year Ended May 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	8.68		13.07	10.70	9.06	18.80	22.89
Investment Operations:
Investment income (loss)—net[a]	(.01)		.01	(.02)	.01	.06	(.02)
Net realized and unrealized
gain (loss) on investments	.79		(3.31)	2.39	1.74	(6.35)	2.69
Total from Investment Operations	.78		(3.30)	2.37	1.75	(6.29)	2.67
Distributions:
Dividends from
investment income—net	—		(.02)	—	(.11)	(.00)[b]	(.09)
Dividends from net realized
gain on investments	—		(1.07)	—	—	(3.45)	(6.67)
Total Distributions	—		(1.09)	—	(.11)	(3.45)	(6.76)
Net asset value, end of period	9.46		8.68	13.07	10.70	9.06	18.80
Total Return (%)[c]	8.99	[d]	(25.30)	23.54	19.25	(27.07)	11.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.69	[e]	2.57	2.56	2.56	2.73	2.66
Ratio of net expenses
to average net assets	2.64	[e]	2.57	2.56	2.56	2.72	2.65
Ratio of net investment income
(loss) to average net assets	(.18)[e]		.14	(.12)	.09	.59	(.07)
Portfolio Turnover Rate	17.84	[d]	45.73	68.19	70.17	58.57	52.37
Net Assets, end of period
($ x 1,000)	23,520		25,292	38,507	20,054	4,063	8,106

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2012				Year Ended May 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value,
beginning of period	8.93		13.45	10.97	9.23	19.49	23.50
Investment Operations:
Investment income—net[b]	.04		.12	.11	.13	.18	.22
Net realized and unrealized
gain (loss) on investments	.82		(3.42)	2.46	1.75	(6.67)	2.76
Total from Investment Operations	.86		(3.30)	2.57	1.88	(6.49)	2.98
Distributions:
Dividends from
investment income—net	—		(.15)	(.09)	(.14)	(.32)	(.32)
Dividends from net realized
gain on investments	—		(1.07)	—	—	(3.45)	(6.67)
Total Distributions	—		(1.22)	(.09)	(.14)	(3.77)	(6.99)
Net asset value, end of period	9.79		8.93	13.45	10.97	9.23	19.49
Total Return (%)	9.63	[c]	(24.59)	24.90	20.30	(26.40)	12.19
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	[d]	1.56	1.57	1.61	1.80	1.64
Ratio of net expenses
to average net assets	1.52	[d]	1.56	1.57	1.61	1.79	1.63
Ratio of net investment income
to average net assets	.92	[d]	1.15	.83	1.12	1.58	1.01
Portfolio Turnover Rate	17.84	[c]	45.73	68.19	70.17	58.57	52.37
Net Assets, end of period
($ x 1,000)	627,853		634,118	758,093	318,028	140,884	323,417

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Foreign
Common Stocks†	908,529,917	—	—	908,529,917
Preferred Stocks†	6,385,814	—	—	6,385,814
Exchange-Traded
Funds	9,269,933	—	—	9,269,933
Mutual Funds	1,290,000	—	—	1,290,000
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(468)	—	(468)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At November 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended November 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2012 ($)	Purchases ($)	Sales ($)	11/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	19,850,000	139,300,000	157,860,000	1,290,000.1

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended May 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2012 was as follows: ordinary income $24,324,210 and long-term capital gains $96,788,351.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A., was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2012, was approximately $303,000 with a related weighted average annualized interest rate of 1.17%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed from September 13, 2012 through March 31, 2013, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $210,821 during the period ended November 30, 2012.

During the period ended November 30, 2012, the Distributor retained $4,901 from commissions earned on sales of the fund’s Class A shares and $1,619 from CDSCs on redemptions of the fund’s Class C shares.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2012, Class C shares were charged $94,742, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2012, Class A and Class C shares were charged $397,185 and $31,580, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $70,027 for transfer agency services and $4,497 for cash management services. Cash management fees were partially offset by earnings credits of $547. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2012, the fund was charged $504,042 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2012, the fund was charged $1,630 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $34.

During the period ended November 30, 2012, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $974,524, Distribution Plan fees $14,927, Shareholder Services Plan fees $65,066, custodian fees $309,839, Chief Compliance Officer fees $3,318 and transfer agency fees $42,450, which are offset against an expense reimbursement currently in effect in the amount of $78,077.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended November 30, 2012, redemption fees charged and retained by the fund amounted to $26,666.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2012, amounted to $169,306,959 and $294,586,852, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at November 30, 2012:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amount	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Polish Zloty,
Expiring
12/4/2012 [a]	2,979,725	945,041	945,509	(468)

Counterparty:
a JPMorgan Chase & Co.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2012:

Average Market Value ($)
Forward contracts	1,429,164

At November 30, 2012, accumulated net unrealized depreciation on investments was $114,702,252, consisting of $80,241,928 gross unrealized appreciation and $194,944,180 gross unrealized depreciation.

At November 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	31

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	84,639,103		1,683,889
Robin A. Melvin†	84,706,011		1,616,981
Philip L. Toia†	84,685,850		1,637,142

† Each new Board Member’s term commenced on September 1, 2012.

In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on September 13, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended July 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians, except for the five-year period when the fund’s performance was above the Performance Universe median, and ranked in the fourth quartile of the Performance Group for most of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus repre-

sentatives discussed with the Board the reasons for the fund’s under-performance. The Board indicated its expectation for improvements in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has agreed to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets until March 31, 2013.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through March 30, 2013.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through March 30, 2013 was in the best interests of the fund and its shareholders.

The Fund	37

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 24, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	January 24, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)